UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 23, 2008

SECURITY BANK CORPORATION

(Exact Name of Registrant as Specified in Charter)

Georgia	000-23261	58-2107916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4219 Forsyth Road

Macon, Georgia 31210

(Address of Principal Executive Offices, including Zip Code)

(478) 722-6200

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 23, 2008, the Board of Directors of Security Bank Corporation (the “Company”) elected Tony E. Collins as a new member of the Board of Directors. Mr. Collins currently serves as the President and Chief Executive Officer of the Company. The Board of Directors has not yet appointed Mr. Collins to any board committee. Biographical information for Mr. Collins may be found in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 1, 2008.

The Company also has realigned certain executive management responsibilities. As previously announced in its December 23, 2008 press release, the Company elected Melville A. Jamison II as its Executive Vice President and Chief Credit Officer. Richard A. Collinsworth, Executive Vice President and Chief Operating Officer of the Company, previously performed the duties of Chief Credit Officer. Mr. Collinsworth will continue his duties as Executive Vice President and Chief Operating Officer. In addition, Mr. Collins and Mr. Collinsworth previously served as Regional Executives for Atlanta and Middle Georgia, respectively. Due to the various management changes that have occurred during 2008, the Company has decided that the Regional Executive duties are no longer required.

Item 8.01	Other Events

On December 23, 2008, the Company issued a press release to announce that at a Special Shareholders’ Meeting, its shareholders approved two proposals relating to the Company’s capital stock. Shareholders voted to authorize the issuance of up to two million shares of preferred stock and to increase the number of authorized shares of voting common stock from 50 million to 80 million. The preferred stock may be issued by the Board of Directors in one or more series, from time to time, with each such series to consist of the number of shares and to have the par value, voting powers, designations, preferences, rights, qualifications, limitations and restrictions as determined by the Board of Directors. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by this reference.

On December 23, 2008, following shareholder approval of both proposals, the Company amended its Amended and Restated Articles of Incorporation to authorize the issuance of up to two million shares of preferred stock and up to 80 million shares of voting common stock. The full text of the Amended and Restated Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by this reference. The above summary is qualified in its entirety by reference to the full text of the Amended and Restated Articles of Incorporation filed as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description
3.1	Security Bank Corporation Amended and Restated Articles of Incorporation

99.1	Press Release of Security Bank Corporation, dated December 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SECURITY BANK CORPORATION

Dated: December 30, 2008	/s/ James R. McLemore, Jr.
James R. McLemore, Jr.
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Security Bank Corporation Amended and Restated Articles of Incorporation

99.1	Press Release of Security Bank Corporation, dated December 23, 2008

4